     MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES - FLEXIBLE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                               TOTAL        AMOUNT OF    % OF    % OF
              PURCHASE/   SIZE   OFFERING      AMOUNT         SHARES   OFFERING  FUNDS
  SECURITY      TRADE      OF    PRICE OF        OF         PURCHASED PURCHASED  TOTAL                         PURCHASED
  PURCHASED     DATE    OFFERING  SHARES      OFFERING       BY FUND   BY FUND  ASSETS        BROKERS            FROM
------------- --------- -------- -------- ----------------- --------- --------- ------ -------------------- --------------
 CMS Energy    01/11/10    --    $99.436   $300,000,000.00    35,000     0.01%   0.12%   J.P. Morgan, BNP     J.P. Morgan
   Corp.                                                                               PARIBAS, RBS, wells
 6.250% due                                                                              Fargo Securities,
  2/1/2020                                                                                Scotia Capital,
                                                                                       Comerica Securities,
                                                                                         Goldman, Sachs &
                                                                                           Co.,, KeyBanc
                                                                                         Capital Markets,
                                                                                          Mitsubishi UFJ
                                                                                         Securities, Fifth
                                                                                         Third Securities,
                                                                                        Inc., The Williams
                                                                                       Capital Group, L.P.

   Adobe       01/25/10    --    $99.387   $900,000,000.00    40,000     0.00%   0.13% BofA Merrill Lynch,      Banc of
  Systems                                                                               J.P. Morgan, Citi,      America
Inc. 4.750%                                                                               Morgan Stanley,
due 2/1/2020                                                                                Wells Fargo
                                                                                          Securities, BNP
                                                                                          PARIBAS, Credit
                                                                                           Suisse, Daiwa
                                                                                        Securities America
                                                                                       Inc., Mitsubishi UFJ
                                                                                          Securities, RBS

    Life       02/11/10    --    $99.796   $750,000,000.00    40,000     0.00%   0.13% BofA Merrill Lynch,      Banc of
Technologies                                                                             Goldman, Sachs &       America
   Corp.                                                                                 Co., J.P. Morgan,
 6.000% due                                                                               DnB NOR, Mizuho
  3/1/2020                                                                                Securities USA,
                                                                                          Markets, Scotia
                                                                                       Capital BNP PARIBAS
                                                                                           Inc., Morgan
                                                                                           Stanley, RBS

 Nationwide    02/18/10    --    $99.765   $800,000,000.00   120,000     0.01%   0.40%   Barclays Capital       Banc of
  Building                                                                                 Inc., Banc of        America
  Society                                                                               America Securities
 6.250% due                                                                            LLC, Morgan Stanley
 2/25/2020                                                                              & Co. Incorporated

   Nomura      02/25/10    --    $99.791  $1,500,000,000.00   20,000     0.00%   0.07%  Nomura Securities,      Nomura
  Holdings                                                                             BofA Merrill Lynch,    Securities
Inc. 6.700%                                                                            Citi, Deutsche Bank
due 3/4/2020                                                                             Securities, HSBC,
                                                                                           J.P. Morgan,
                                                                                          Mitsubishi UFJ
                                                                                          Securities, UBS
                                                                                         Investment Bank,
                                                                                            Wells Fargo
                                                                                            Securities


 Municipal     03/05/10    --    $100.000 $1,012,235,000.00   20,000     0.00%  0.07%    Goldman, Sachs &    Goldman Sachs
  Electric                                                                             Co., Morgan Stanley,
 Authority                                                                             BMO Capital Markets,
 of Georgia                                                                             Citi, J.P. Morgan,
 6.655% due                                                                              Barclays Capital,
  4/1/2057                                                                             BofA Merrill Lynch,
                                                                                          FirstSouthwest,
                                                                                            Wells Fargo
                                                                                            Securities

 Ameriprise    03/08/10    --    $99.761   $750,000,000.00    15,000     0.00%   0.05%   Goldman, Sachs &    Goldman Sachs
 Financial                                                                             Co., Credit Suisse,
Inc. 5.300%                                                                            Morgan Stanley, BofA
due 3/15/20                                                                            Merrill Lynch, HSBC,
                                                                                        J.P. Morgan, Wells
                                                                                         Fargo Securities

The City of    03/19/10    --    $100.000  $750,000,000.00    30,000     0.00%   0.10%   Siebert Brandford      Siebert
  New York                                                                               Shank & Co., LLC,  Branford Shank
 5.968% due                                                                            BofA Merrill Lynch,
 3/1/20236                                                                              Citi, J.P. Morgan,
                                                                                          Morgan Stanley,
                                                                                         Barclays Capital,
                                                                                       M.R. Beal & Company,
                                                                                         Fidelity Capital
                                                                                         Markets, Goldman,
                                                                                           Sachs & Co.,
                                                                                       Jefferies & Company,
                                                                                           Loop Capital
                                                                                           Markets, LLC,
                                                                                       Ramirez & Co., Inc.,
                                                                                          Rice Financial
                                                                                         Products Company,
                                                                                         Roosevelt & Cross
                                                                                           Incorporated,
                                                                                       Soutwest Securities,
                                                                                       Inc., Wachovia Bank,
                                                                                             National
                                                                                       Association, Cabrera
                                                                                         Capital Markets,
                                                                                           LLC, Jackson
                                                                                        Securities, Janney
                                                                                         Montgomery Scott
                                                                                         LLC, Lebenthal &
                                                                                           Co., LLC, MFR
                                                                                         Securities, Inc.,
                                                                                          Morgan Keegan &
                                                                                          Company, Inc.,
                                                                                          Raymond James &
                                                                                         Associates, Inc.,
                                                                                       RBC Capital Markets,
                                                                                           TD Securities

   Vornado     03/23/10    --    $99.834   $500,000,000.00    45,000     0.01%   0.15% BofA Merrill Lynch,  UBS Securities
 Realty Trust                                                                           Citi, J.P. Morgan,
  4.250% due                                                                           UBS Investment Bank,
   4/1/2015                                                                                Deutsche Bank
                                                                                       Securities, Goldman,
                                                                                       Sachs & Co., Morgan
                                                                                       Stanley, RBS, Wells
                                                                                         Fargo Securities,
                                                                                        BNY Mellon Capital
                                                                                       Markets, LLC, Daiwa
                                                                                        Securities America
                                                                                         Ind., PNC Capital
                                                                                          Markets LLC,RBC
                                                                                         Capital Markets,
                                                                                           U.S. Bancorp
                                                                                         Investments, Inc.

  Chicago      03/24/10    --    $100.000  $550,000,000.00    35,000     0.00%   0.12%   Goldman, Sachs &   Goldman Sachs
  Transit                                                                              Co., Cabrera Capital
 Authority                                                                                 Markets, LLC,
 6.200% due                                                                            Blaylock Robert Van,
 12/1/2040                                                                               LLC, BMO Capital
                                                                                         Markets, Duncan-
                                                                                          Williams, Inc.,
                                                                                       Jefferies & Company,
                                                                                         J.P. Morgan, Loop
                                                                                         Capital Markets,
                                                                                           LLC, Melvin &
                                                                                          Company, Morgan
                                                                                         Stanley, Wachovia
                                                                                          Bank, National
                                                                                            Association

  State of     03/25/10    --    $101.763 $3,400,000,000.00  100,000     0.00%   0.03% BofA Merrill Lynch,   Merrill Lynch
 California                                                                             Citi, Loop Capital
 6.650% due                                                                                Markets, LLC,
  3/1/2022                                                                               Barclays Capital,
                                                                                       Blaylock Robert Van,
                                                                                         LLC, BMO Capital
                                                                                        Markets GKST Inc.,
                                                                                         Be La Rosa & co.,
                                                                                         Fidelity Capital
                                                                                         Markets, Goldman,
                                                                                           Sachs & Co.,
                                                                                       Jefferies & Company,
                                                                                       J.P. Morgan, Morgan
                                                                                          Keegan, Morgan
                                                                                             Stanley,
                                                                                       Nollenberger Capital
                                                                                       Partners Inc., Piper
                                                                                          Jaffray & Co.,
                                                                                       Ramirez & Co., Inc.
                                                                                          Raymond James &
                                                                                         Associates, Inc.,
                                                                                       RBC Capital Markets,
                                                                                          Rice Financial
                                                                                          Products Inc.,
                                                                                         Siebert Brandford
                                                                                       Shank & Co. LLC, SL
                                                                                       Hare Capital, Inc.,
                                                                                        Stone & Youngberg,
                                                                                       The Williams Capital
                                                                                           Group, L.P.,
                                                                                         Touissant Capital
                                                                                          Partners, LLC,
                                                                                       Wedbush Securities,
                                                                                            Wells Fargo
                                                                                       Securities, William
                                                                                          Blair & Company

Duke Realty    03/25/10    --    $99.983   $250,000,000.00    20,000     0.01%   0.07%    Morgan Stanley,      Wachovia
 LP 6.750%                                                                                  Wells Fargo       Securities
    due                                                                                Securities, Barclays
 3/15/2020                                                                                Capital, Credit
                                                                                          Suisse, Morgan
                                                                                         Keegan & Company,
                                                                                           Inc., Scotia
                                                                                         Capital, SunTrust
                                                                                         Robinson Humphrey

  Southern     04/13/10    --    $99.481   $400,000,000.00    15,000     0.00%   0.05%    Credit Suisse,     Credit Suisse
Copper Corp                                                                            Goldman Sachs & Co,    Securities
 5.375% Due                                                                            Morgan Stanley, BBVA
 4/16/2020                                                                                Securities BofA
                                                                                           Merrill Lynch

   Biomed      04/22/10    --    $98.977   $250,000,000.00   30,000      0.01%   0.10%      Wells Fargo        Wachovia
 Realty Lp                                                                              Securities, Credit    Securities
 6.125% due                                                                              Suisse, Deutsche
 4/15/2020                                                                               Bank Securities,
                                                                                          KeyBanc Capital
                                                                                          Markets, Morgan
                                                                                         Stanley, Raymond
                                                                                        James, RBC Capital
                                                                                         Markets, RBS, UBS
                                                                                       Investment Bank, US
                                                                                              Bancorp

     NBC       04/27/10    --    $99.845  $2,000,000,000.00   50,000     0.00%   0.17%   Goldman, Sachs &      JP Morgan
  Universal                                                                              Co., J.P. Morgan,
 Inc. 5.150%                                                                           Morgan Stanley, BofA
due 4/30/2020                                                                          Merrill Lynch, Citi,
                                                                                         Barclays Capital,
                                                                                       BNP Paribas, Credit
                                                                                         Suisse, Deutsche
                                                                                         Bank Securities,
                                                                                          Mitsubishi UFJ
                                                                                       Securities, RBS, UBS
                                                                                         Investment Bank,
                                                                                          Mitsubishi UFJ
                                                                                         Securities, Wells
                                                                                         Fargo Securities,
                                                                                       Blaylock Robert Van,
                                                                                          LLC, CastleOak
                                                                                         Securities, L.P.,
                                                                                           Loop Capital
                                                                                           Markets, LLC,
                                                                                       Ramirez & Co., Inc.,
                                                                                       The Williams Capital
                                                                                            Group, L.P.

 New York NY   05/19/10    --    $100.000  $250,000,000.00    25,000     0.01%   0.09% BofA Merrill Lynch,      Merrill
     City                                                                                Barclays Capital,       Lynch
  Transition                                                                           Citi, Goldman, Sachs
  5.267% Due                                                                             & Co., JPMorgan,
   5/1/2027                                                                               Morgan Stanley,
                                                                                          Cabrera Capital
                                                                                          Markets, Inc.,
                                                                                         Fidelity Capital
                                                                                         Markets, Jackson
                                                                                            Securities,
                                                                                       Jefferies & Company,
                                                                                       Loop Capital Markets
                                                                                         LLC, M.R. Beal &
                                                                                        Company, Ramirez &
                                                                                          Co., Inc., Rice
                                                                                        Financial Products
                                                                                        Company, Roosevelt
                                                                                             and Cross
                                                                                           Incorporated,
                                                                                         Siebert Brandford
                                                                                         Shank & Co. LLC,
                                                                                         Wells Fargo Bank,
                                                                                             National
                                                                                       Association, Morgan
                                                                                         Keegan & Company,
                                                                                       Inc., Oppenheimer &
                                                                                        Co., Inc., Raymond
                                                                                       James & Associates,
                                                                                         Inc., RBC Capital
                                                                                        Markets, Southwest
                                                                                         Securities, Inc.,
                                                                                         Stifel Nicolaus,
                                                                                         Stone & Youngberg

  Discovery    05/26/10    --    $99.675  $1,300,000,000.00   45,000     0.00%   0.16%  Citi, J.P. Morgan,     JP Morgan
Communications                                                                         BofA Merrill Lynch,    Securities,
  LLC 5.050%                                                                           Credit Suisse, RBS,       Inc.
 due 6/1/2020                                                                            Barclays Capital,
                                                                                       BNP Paribas, Credit
                                                                                           Agricole CIB,
                                                                                         Goldman, Sachs &
                                                                                       Co., Morgan Stanley,
                                                                                       RBC Capital Markets,
                                                                                          Scotia Capital,
                                                                                         SunTrust Robinson
                                                                                          Humphrey, Wells
                                                                                         Fargo Securities

Genzyme Corp.  06/14/10    --    $99.684   $500,000,000.00    30,000     0.00%   0.11%    Credit Suisse,        Credit
  3.625% due                                                                           Goldman Sachs & Co.,     Suisse
  6/15/2015                                                                            BofA Merrill Lynch,    Securities
                                                                                           Citi, Morgan
                                                                                       Stanley, RBS, Wells
                                                                                         Fargo Securities

  Pall corp.   06/15/10    --    $99.465   $375,000,000.00    30,000     0.00%   0.11% BofA Merrill Lynch,      Banc of
  5.000% due                                                                             J.P. Morgan, HSBC      America
  6/15/2020                                                                              Securities (USA),    Securities
                                                                                            Wells Fargo
                                                                                         Securities, Daiwa
                                                                                          Capital Markets
                                                                                       America, Mitsubishi
                                                                                          UFJ Securities
                                                                                            (USA), ANZ
                                                                                         Securities, Banca
                                                                                         IMI, BNP Paribas,
                                                                                         Commerzbank, ING

   Capella     06/21/10    --    $98.740   $500,000,000.00    85,000     0.01%   0.29% BofA Merrill Lynch,      Banc of
  Healthcare                                                                              Citi, Barclays        America
  Inc. 9.25%                                                                              Capital, Credit     Securities
 due 7/1/2017                                                                              Agricole CIB,
                                                                                           Deutsche Bank
                                                                                        Securities, Morgan
                                                                                              Stanley

   Digital     06/30/10    --    $99.697   $375,000,000.00    80,000     0.02%   0.28%  Citi, BofA Merrill      Credit
 Realty Trust                                                                              Lynch, Credit        Suisse
LP 4.500% due                                                                             Suisse, Morgan      Securities
  7/15/2015                                                                              Stanley, Deutsche
                                                                                         Bank Securities,
                                                                                         J.P. Morgan, RBS